UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2020

RUBIUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38586	46-2688109
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

399 Binney Street, Suite 300 Cambridge, MA	02139
(Address of registrant’s principal executive office)	(Zip code)

(617) 679-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RUBY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 8, 2020, Rubius Therapeutics, Inc. (the “Company”) issued a press release announcing the appointment of Laurence Turka, M.D., as the Company’s first chief scientific officer, effective January 21, 2020.

As co-founder and chief scientific officer of Rheos Medicines, Dr. Turka built its portfolio of novel therapies targeting the metabolism of immune cells, made key leadership hires and was instrumental in securing a strategic collaboration between Rheos and Roche. Prior to Rheos, he was an entrepreneur-in-residence at Third Rock Ventures, where he played a leading role in the creation of Rheos and provided immunology expertise in evaluating multiple company-building opportunities. Before joining venture capital, Dr. Turka spent 30 years working in academia, most recently serving as the Harold and Ellen Danser Professor of Surgery and professor of medicine at Harvard Medical School and Massachusetts General Hospital. Among the notable discoveries of Dr. Turka's laboratory were novel approaches to transplantation tolerance, the role of Toll-like receptors in T cells and pathways required for the maintenance of regulatory T cell function. Dr. Turka was also an early leader in the field of T cell costimulation and contributed to the development of abatacept and belatacept for the treatment of rheumatoid arthritis and renal transplantation. He is a former president of the American Society of Transplantation, chair of the NIAID Board of Scientific Counselors and editor in chief of The Journal of Clinical Investigation. He is currently the deputy director of the Immune Tolerance Network, serves on the scientific steering committee of the Parker Institute for Cancer Immunotherapy and is the Harold and Ellen Danser Professor of Surgery (part-time) at Harvard Medical School. Dr. Turka received his M.D. from the Yale University School of Medicine, trained in internal medicine at Yale-New Haven Hospital and in nephrology at the Brigham and Women's Hospital/Harvard Medical School. He was elected to membership in the American Society for Clinical Investigation in 1995, and the Association of American Physicians in 2003.

A copy of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

On January 13, 2020, the Company updated its investor presentation (the “Investor Presentation”), which the Company expects to use in connection with general corporate presentations and will be made available on the Company’s website or distributed by the Company in hardcopy or electronic form.

A copy of the Company’s updated Investor Presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K. The Investor Presentation is current as of January 13, 2020, and the Company disclaims any obligation to update the Investor Presentation after such date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Rubius Therapeutics, Inc. on January 8, 2020.
99.2	Investor Presentation of Rubius Therapeutics, Inc., dated January 13, 2020.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Rubius Therapeutics, Inc. on January 8, 2020.
99.2	Investor Presentation of Rubius Therapeutics, Inc., dated January 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2020	RUBIUS THERAPEUTICS, INC.
	By:	/s/ Pablo J. Cagnoni
Pablo J. Cagnoni
Chief Executive Officer

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